UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 28, 2006


                RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.,
                   on behalf of the RFMSI Series 2006-S6 Trust
             (Exact name of registrant as specified in its charter)

           Delaware                    333-131201-03            75-2006294
(State or other jurisdiction of    (Commission File Number)    (IRS Employer
     incorporation)                                          Identification No.)

   8400 Normandale Lake Boulevard, Suite 250
           Minneapolis, Minnesota                                  55437
    (Address of principal executive office)                      (Zip Code)

                                 (952) 857-7000
-------------------------------------------------------------------------------
              (Registrant's telephone number, including area code )


                                       N/A
             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                    Information to be Included in the Report

Section 8 - Other Events.

ITEM 8.01.        Other Events.


On July 28, 2006, Residential Funding Mortgage Securities I, Inc. caused the issuance and sale of the Mortgage Pass-Through Certificates, Series, 2006-S6, pursuant to a Series Supplement, dated as of July 1, 2006, to the Standard Terms of Pooling and Servicing Agreement, dated as of June 1, 2006, among Residential Funding Mortgage Securities I, Inc., as company, Residential Funding Corporation, as master servicer and the U.S. Bank National Association, as trustee. The mortgage loans were sold to Residential Funding Mortgage Securities I, Inc. pursuant to an Assignment and Assumption Agreement, dated as of July 28, 2006, between Residential Funding Corporation and Residential Funding Mortgage Securities I, Inc.

Section 9 - Financial Statements and Exhibits

ITEM 9.01 (d). Exhibits.


         (d) Exhibits: The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed.

                      10.1 Series Supplement, dated as of July 1, 2006, to the Standard Terms of Pooling and Servicing Agreement, dated as of June 1, 2006, among Residential Funding Mortgage Securities I, Inc., as company, Residential Funding Corporation, as master servicer and U.S. Bank National Association, as trustee.

                      10.2 Assignment and Assumption Agreement, dated as of July 28, 2006, between Residential Funding Corporation and Residential Funding Mortgage Securities I, Inc.

                      10.3 Confirmation for the Class A-3 Certificates, dated as of July 28, 2006 between Morgan Stanley Capital Services Inc. and U.S. Bank National Association, as trustee on behalf of the RFMSI Series 2006-S6 Trust.

                      10.4 Confirmation for the Class A-5 Certificates, dated as of July 28, 2006 between Morgan Stanley Capital Services Inc. and U.S. Bank National Association, as trustee on behalf of the RFMSI Series 2006-S6 Trust.

                      10.5 Confirmation for the Class A-7 Certificates, dated as of July 28, 2006 between Morgan Stanley Capital Services Inc. and U.S. Bank National Association, as trustee on behalf of the RFMSI Series 2006-S6 Trust.

                      99.1     Mortgage Loan Schedule

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.



                              By:     /s/Joseph Orning
                               Name:  Joseph Orning
                               Title: Vice President




Dated:  August 10, 2006

                                  Exhibit Index


Exhibit No.                         Description

10.1 Series Supplement, dated as of July 1, 2006, to the Standard Terms of Pooling and Servicing Agreement, dated as of June 1, 2006, among Residential Funding Mortgage Securities I, Inc., as company, Residential Funding Corporation, as master servicer and U.S. Bank National Association, as trustee.

10.2 Assignment and Assumption Agreement, dated as of July 28, 2006, between Residential Funding Corporation and Residential Funding Mortgage Securities I, Inc.

10.3 Confirmation for the Class A-3 Certificates, dated as of July 28, 2006 between Morgan Stanley Capital Services Inc. and U.S. Bank National Association, as trustee on behalf of the RFMSI Series 2006-S6 Trust.

10.4 Confirmation for the Class A-5 Certificates, dated as of July 28, 2006 between Morgan Stanley Capital Services Inc. and U.S. Bank National Association, as trustee on behalf of the RFMSI Series 2006-S6 Trust.

10.5 Confirmation for the Class A-7 Certificates, dated as of July 28, 2006 between Morgan Stanley Capital Services Inc. and U.S. Bank National Association, as trustee on behalf of the RFMSI Series 2006-S6 Trust.

99.1 Mortgage Loan Schedule